UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

May 21, 2025

GT Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction

of Incorporation)

1-40023	94-1620407
(Commission File Number)	(IRS Employer Identification No.)

N/A1

(Address of Principal Executive Offices and zip code)

(415)-919-4040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Series	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	GTBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 Effective as of July 1, 2024, the Company became a fully remote company. We do not maintain a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to 505 Montgomery Street, 10th Floor, San Francisco, California 94111, or by email to auditcommittee@gtbiopharma.com.

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement of Preferred Stock and Warrants

As previously disclosed on May 12, 2025, GT Biopharma, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (collectively, the “Original Purchasers”) providing for the issuance and sale to the Original Purchasers of (i) up to 6,056 shares of the Company’s Series L 10% Convertible Preferred Stock (the “Preferred Stock”), (ii) warrants to purchase up to a number of shares of common stock of the Company (the “Common Stock”) equal to 100% of the shares of the Company’s Common Stock issuable upon conversion of the shares of Preferred Stock (the “Common Warrants”), and (iii) warrants to purchase up to a number of shares of Company’s Common Stock equal to the number of Greenshoe Conversion Shares (as defined in the Securities Purchase Agreement) issuable upon exercise of the Greenshoe Right (as defined below) (the “Vesting Warrants” and together with the Common Warrants, the “Warrants”), with an aggregate stated value of $6,055,555.56, for an aggregate purchase price of $5,450,000.00 (the “Offering”).

On May 21, 2025, the Company and the requisite Original Purchasers entered into the First Amendment to Securities Purchase Agreement (the “First Amendment to Securities Purchase Agreement”) with a new purchaser (the “New Purchaser,” and together with the Original Purchasers, the “Purchasers”) to increase the number of shares of Preferred Stock issuable under the Securities Purchase Agreement, as amended, to 6,612 shares of Preferred Stock, and thereby increase the accompanying Warrants, with an aggregate stated value of $6,611,111.00, for an aggregate purchase price of $5,950,000.00, on the same terms and conditions as previously disclosed.

Under the Securities Purchase Agreement, as amended, each Purchaser may elect to purchase shares of Preferred Stock with an aggregate stated value of up to $24,018,349 (the “Greenshoe Rights”) for an aggregate purchase price of $21,616,514, subject to adjustments, as further described in the Securities Purchase Agreement, as amended. Each Purchaser is entitled to exercise its respective Greenshoe Rights for an amount of Preferred Stock equal to the ratio of such Purchaser’s original subscription amount to the original aggregate subscription amount of all Purchasers.

The securities in the Offering were offered privately pursuant to Rule 506(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

Registration Rights Agreement

As previously disclosed, on May 12, 2025, the Company and the Original Purchasers entered into a registration rights agreement pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission covering the public resale of the Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants. The Company has agreed to file a registration statement within 30 days after the initial closing and after each closing of the exercise of a Greenshoe Right in accordance with the Securities Purchase Agreement, as amended, to become effective no later than 90 days after filing. On May 21, 2025, the New Purchaser executed a joinder agreement to the registration rights agreement on the same terms and conditions (the “Joinder”).

Certificate of Increase to Certificate of Designations of Preferences, Rights and Limitations of Series C Convertible Preferred Stock

As previously disclosed, on May 12, 2025, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series L 10% Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designations”).

On May 22, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Increase (the “Certificate of Increase”) increasing the shares of Series L 10% Convertible Preferred Stock as designated in the Certificate of Designations from 28,056 shares to 30,630 shares.

The foregoing descriptions of the Certificate of Increase, First Amendment to Securities Purchase Agreement and Joinder do not purport to be complete and are qualified in their entirety by reference to the full text of such exhibits, copies of which are attached as Exhibits 3.1, 10.1 and 10.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.02 in its entirety.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.03 in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Items 1.01 is incorporated by reference into this Item 5.03 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Increase to Certificate of Designation of Preferences, Rights and Limitations of Series L 10% Convertible Preferred Stock.
10.1	First Amendment to Securities Purchase Agreement, dated as of May 21, 2025, between the Company and the purchasers identified therein.
10.2	Joinder to Registration Rights Agreement, dated as of May 21, 2025, between the Company and the purchaser identified therein.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT BIOPHARMA, INC.

Date: May 27, 2025	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer